UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): September 20, 2004


                         WCA Waste Corporation
        (Exact name of registrant as specified in its charter)


             Delaware                  000-50808              20-0829917
-------------------------------       ------------         -------------------
(State or other jurisdiction of        (Commission            (IRS Employer
         incorporation)                File Number)        Identification No.)

         One Riverway, Suite 1400
              Houston, Texas                                        77056
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)


  Registrant's telephone number, including area code: (713) 292-2400


                            NOT APPLICABLE
    (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     On September 20, 2004, WCA Waste Corporation issued a press release announcing the acquisition of Translift, Inc., a collection company located in Little Rock, Arkansas. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit 99.1 WCA Waste Corporation Press Release, dated September 20, 2004, announcing the acquisition of Translift, Inc.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            WCA WASTE CORPORATION


Date: September 21, 2004    /s/ Charles A. Casalinova
                            -------------------------------------------------
                            Charles A. Casalinova
                            Senior Vice President and Chief Financial Officer

                             EXHIBIT INDEX


Exhibit        Description
-------       ------------
   99.1        WCA Waste Corporation Press Release, dated September 20, 2004, announcing the acquisition of Translift, Inc.